UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8–K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  January 11, 2006

CAPITAL ONE AUTO RECEIVABLES, LLC

CAPITAL ONE PRIME AUTO RECEIVABLES TRUST 2005-1

(Exact names of Registrant and Co-Registrant as Specified in their respective Charters)

Delaware	333-106575	31-1750007
Delaware	333-125612-01	51-6567296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 East Shore Drive, Room 1052-D Glen Allen, Virginia		23059
(Address of principal executive offices)		(Zip Code)

(804) 290-6736

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report):

Not Applicable

Item 8.01.                                          Other Events

The December 2005 Monthly Servicer Report was distributed January 11, 2006.

Item 9.01.                                          Financial Statements and Exhibits

The following are filed as exhibits to this Report:

Exhibit 20.  December 2005 Monthly Servicer Report

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Capital One Auto Receivables, LLC, and the Co-Registrant, Capital One Prime Auto Receivables Trust 2005-1 by its Depositor, Capital One Auto Receivables, LLC, have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Capital One Auto Receivables, LLC

By:	/s/ Steve Richter
Name: Steve Richter
Title: Assistant Vice President

Capital One Prime Auto Receivables Trust 2005-1
By: Capital One Auto Receivables, LLC,
Depositor of the Capital One Prime Auto
Receivables Trust 2005-1

By:	/s/ Steve Richter
Name: Steve Richter
Title: Assistant Vice President

Date: January 11, 2006

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

EXHIBITS

TO

FORM 8-K

CAPITAL ONE AUTO RECEIVABLES, LLC

CAPITAL ONE PRIME AUTO RECEIVABLES TRUST 2005-1

(Exact names of Registrant and Co-Registrant as Specified in their respective Charters)

INDEX TO EXHIBITS

Exhibit Number

20.	December 2005 Monthly Servicer Report